                                                                   Exhibit 99.12

                               ABS NEW TRANSACTION

                             COMPUTATIONAL MATERIALS

                          $[537,900,000] (APPROXIMATE)
                       FIRST FRANKLIN MORTGAGE LOAN TRUST
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                SERIES 2005-FFH1




                       MERRILL LYNCH MORTGAGE CAPITAL INC.
                                     SELLER

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                    DEPOSITOR

                         FIRST FRANKLIN FINANCIAL CORP.
                                   ORIGINATOR

                           WILSHIRE CREDIT CORPORATION
                                    SERVICER

                             WELLS FARGO BANK, N.A.
                                     TRUSTEE


                                  MAY 19, 2005

Except as provided in the following paragraph, the attached tables and other statistical analyses (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. Except as provided in the following paragraph, the information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Notwithstanding anything to the contrary contained herein, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials (and each employee, representative or other agent of the recipient) may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the issuer and the certificates, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the certificates, and all materials of any kind (including opinions and other tax analyses) relating to such federal tax treatment or tax structure other than the identity of the issuer and information that would permit the identification of the issuer.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

ALL AVERAGE ARE WTG AVERAGES.

                           ORIGINATOR/      ORIGINATOR/SOURCE   ORIGINATOR/SOURCE
                             SOURCE 1               2                   3               AGGREGATE
                         ---------------    -----------------   -----------------    ---------------
FICO avg                             662                                                         662
FICO stdev                         50.21                                                       50.21
FICO < 500 %                           0                                                           0
FICO < 560 %                        0.05                                                        0.05
10th Percentile FICO                 593                                                         593
90th Percentile FICO                 722                                                         722
CLTV avg                           99.97                                                       99.97
CLTV >80%                          99.93                                                       99.93
SS CLTV                            99.98                                                       99.98
10th Percentile CLTV                 100                                                         100
90th Percentile CLTV                 100                                                         100
Full Doc %                         52.81                                                       52.81
Loan Bal avg                   170759.38                                                  170,759.38
DTI %                               42.6                                                        42.6
DTI >45%                            41.8                                                        41.8
Purch %                            81.55                                                       81.55
Cash Out %                         16.75                                                       16.75
Fxd %                              10.34                                                       10.34
3 yr ARM >= %                         18                                                          18
WAC avg                          7.81448                                                     7.81448
WAC stdev                        0.67489                                                     0.67489
1st Lien %                           100                                                         100
MI %                                   0                                                           0
CA %                               19.29                                                       19.29
Sng Fam %                          94.63                                                       94.63
Invt Prop %                            0                                                           0
MH %                                   0                                                           0
IO %                               41.94                                                       41.94
2yr IO%                                0                                                           0
IO non-Full Doc %                  21.34                                                       21.34
2-4 Fam %                           5.37                                                        5.37
Prim Occ %                         98.97                                                       98.97
<$100K Bal %                       13.98                                                       13.98
2yr Prepay Penalty %               46.06                                                       46.06

                                                                                                           PURCH
ORIGINATOR/ SOURCE     WA LTV       WA CLTV     WA SS CLTV       FICO           WAC          % BAL.          %        INVT PROP %
------------------  -----------   -----------   -----------   -----------   -----------   -----------   -----------   -----------
First Franklin            99.97         99.97         99.98           662         7.814           100         81.55             0
Name 2
Name 3
Name 4
TOTAL:                    99.97         99.97         99.98           662         7.814           100         81.55             0


                                    % WITH
ORIGINATOR/ SOURCE   1ST LIEN %     S.2NDS          CA%       FULL DOC %        IO%           DTI%       DTI% > 45     % WITH MI
------------------  -----------   -----------   -----------   -----------   -----------   -----------   -----------   -----------
First Franklin              100             0         19.29         52.81         41.94          42.6          41.8             0
Name 2
Name 3
Name 4
TOTAL:                      100             0         19.29         52.81         41.94          42.6          41.8             0


                                                                                                         PURCH
DOCUMENTATION        WA LTV       WA CLTV     WA SS CLTV      WA FICO         WAC          % BAL.          %        INVT PROP %
----------------  -----------   -----------   -----------   -----------   -----------   -----------   -----------   -----------
Full                   100.02        100.02        100.05           640         7.992         52.81         88.45             0
Non-Full                99.91         99.91          99.9           687         7.616         47.19         73.84             0
Total                   99.97         99.97         99.98           662         7.814           100         81.55             0


                                  % WITH
DOCUMENTATION      1ST LIEN %     S.2NDS          CA%       FULL DOC %        IO%           DTI%       DTI% > 45     % WITH MI
----------------  -----------   -----------   -----------   -----------   -----------   -----------   -----------   -----------
Full                      100             0          9.09           100         39.01         42.15         37.62             0
Non-Full                  100             0          30.7             0         45.22         43.11         46.49             0
Total                     100             0         19.29         52.81         41.94          42.6          41.8             0


                                                                                                         PURCH
INTEREST ONLY       WA LTV       WA CLTV     WA SS CLTV      WA FICO         WAC          % BAL.          %        INVT PROP %
---------------  -----------   -----------   -----------   -----------   -----------   -----------   -----------   -----------
2-yr IO                99.95         99.95         99.95           669         7.673         32.98         94.06             0
Other IO               99.93         99.93         99.93           663           7.8          8.96          88.2             0
Non-IO                 99.98         99.98           100           658         7.897         58.06         73.42             0
Total                  99.97         99.97         99.98           662         7.814           100         81.55             0


                                 % WITH
INTEREST ONLY     1ST LIEN %     S.2NDS          CA%       FULL DOC %        IO%           DTI%       DTI% > 45     % WITH MI
---------------  -----------   -----------   -----------   -----------   -----------   -----------   -----------   -----------
2-yr IO                  100             0         41.76         44.88           100         44.23         48.73             0
Other IO                 100             0         17.73         64.72           100         42.96         42.97             0
Non-IO                   100             0          6.76         55.48             0         41.62         37.69             0
Total                    100             0         19.29         52.81         41.94          42.6          41.8             0


                                                                                                         PURCH
FICO                WA LTV       WA CLTV     WA SS CLTV      WA FICO         WAC          % BAL.          %        INVT PROP %
---------------  -----------   -----------   -----------   -----------   -----------   -----------   -----------   -----------
0-499
500-559                  100           100           100           557         8.625          0.05           100             0
560-599                99.95         99.95         99.94           589         8.436         11.72           100             0
600-639                99.92         99.92         99.92           617         8.323         25.74         71.54             0
640-679                99.93         99.93         99.98           660         7.636         25.65         74.19             0
680>=                 100.03        100.03        100.02           718         7.384         36.83         87.78             0
Total                  99.97         99.97         99.98           662         7.814           100         81.55             0


                                 % WITH
FICO              1ST LIEN %     S.2NDS          CA%       FULL DOC %        IO%           DTI%       DTI% > 45     % WITH MI
---------------  -----------   -----------   -----------   -----------   -----------   -----------   -----------   -----------
0-499
500-559                  100             0             0           100           100            33             0             0
560-599                  100             0          4.59           100         43.82         38.99          0.24             0
600-639                  100             0          5.91         72.89         30.42         43.41         48.54             0
640-679                  100             0         22.94         43.54         48.22         43.04         47.97             0
680>=                    100             0          30.8         30.14         44.94         42.89         46.09             0
Total                    100             0         19.29         52.81         41.94          42.6          41.8             0


                                                                                                         PURCH
LOW BALANCE         WA LTV       WA CLTV     WA SS CLTV      WA FICO         WAC          % BAL.          %        INVT PROP %
---------------  -----------   -----------   -----------   -----------   -----------   -----------   -----------   -----------
<80,000               100.01        100.01        100.01           639         8.326          6.85         88.74             0
80,000-100,000         99.98         99.98         99.98           635         8.155          7.37         86.03             0
100,000>=              99.96         99.96         99.98           666         7.744         85.78         80.59             0
Total                  99.97         99.97         99.98           662         7.814           100         81.55             0


                                 % WITH
LOW BALANCE       1ST LIEN %     S.2NDS          CA%       FULL DOC %        IO%           DTI%       DTI% > 45     % WITH MI
---------------  -----------   -----------   -----------   -----------   -----------   -----------   -----------   -----------
<80,000                  100             0          0.19         84.92          8.53         40.52         34.62             0
80,000-100,000           100             0           0.2         82.33         21.84         40.74         32.51             0
100,000>=                100             0         22.45         47.71         46.34         42.93         43.18             0
Total                    100             0         19.29         52.81         41.94          42.6          41.8             0


                                                                                                         PURCH
LIEN POSITION       WA LTV       WA CLTV     WA SS CLTV      WA FICO         WAC          % BAL.          %        INVT PROP %
---------------  -----------   -----------   -----------   -----------   -----------   -----------   -----------   -----------
1st Lien               99.97         99.97         99.98           662         7.814           100         81.55             0
2nd Lien
Total                  99.97         99.97         99.98           662         7.814           100         81.55             0


                                 % WITH
LIEN POSITION     1ST LIEN %     S.2NDS          CA%       FULL DOC %        IO%           DTI%       DTI% > 45     % WITH MI
---------------  -----------   -----------   -----------   -----------   -----------   -----------   -----------   -----------
1st Lien                 100             0         19.29         52.81         41.94          42.6          41.8             0
2nd Lien
Total                    100             0         19.29         52.81         41.94          42.6          41.8             0

                                                                                                         PURCH
TOP 10 STATES       WA LTV       WA CLTV     WA SS CLTV      WA FICO         WAC          % BAL.          %        INVT PROP %
---------------  -----------   -----------   -----------   -----------   -----------   -----------   -----------   -----------
California             99.95         99.95        100.04           692         7.378         19.29         92.54             0
Florida               100.15        100.15        100.15           671         7.848          7.58         88.74             0
Michigan               99.89         99.89         99.89           656         7.714          6.61         67.94             0
Ohio                   99.95         99.95         99.95           640         7.939           6.3         76.31             0
Illinois               99.88         99.88         99.74           664         7.926          6.29         55.11             0
Texas                  99.99         99.99         99.99           640         8.075          4.63         96.05             0
Georgia                 99.9          99.9          99.9           643         8.049          4.11         86.05             0
New York               99.89         99.89         99.89           680         7.748           3.9         79.46             0
North Carolina         99.95         99.95         99.95           644         8.064          3.83         89.41             0
Minnesota                100           100           100           673         7.539           3.5         78.78             0
Other                  99.98         99.98         99.98           652         7.975         33.95         79.35             0
Total:                 99.97         99.97         99.98           662         7.814           100         81.55             0


                                 % WITH
TOP 10 STATES     1ST LIEN %     S.2NDS          CA%       FULL DOC %        IO%           DTI%       DTI% > 45     % WITH MI
---------------  -----------   -----------   -----------   -----------   -----------   -----------   -----------   -----------
California               100             0           100         24.88         79.65         43.93         50.55             0
Florida                  100             0             0         48.96         47.27         42.44         38.16             0
Michigan                 100             0             0          52.4         32.03         43.06         47.22             0
Ohio                     100             0             0         67.62          32.4         42.32         39.44             0
Illinois                 100             0             0         41.59         22.11         43.73         48.04             0
Texas                    100             0             0         72.46         14.14         40.34         27.92             0
Georgia                  100             0             0         78.62         47.47          43.2         43.53             0
New York                 100             0             0         36.55         19.26            44         53.73             0
North Carolina           100             0             0         80.63         39.46         41.28         31.89             0
Minnesota                100             0             0         51.41         48.22         41.85          42.1             0
Other                    100             0             0         62.01         32.06         41.94         37.28             0
Total:                   100             0         19.29         52.81         41.94          42.6          41.8             0


                                                                                                         PURCH
TOP 20 CITIES       WA LTV       WA CLTV     WA SS CLTV      WA FICO         WAC          % BAL.          %        INVT PROP %
---------------  -----------   -----------   -----------   -----------   -----------   -----------   -----------   -----------
CHICAGO                99.86         99.86         99.23           673           7.7          1.35          63.7             0
SAN DIEGO              98.31         98.31           100           701         7.339          1.08         93.85             0
MIAMI                 100.24        100.24        100.24           670          7.85          1.05         91.61             0
HOUSTON                99.96         99.96         99.96           650         8.115           0.9         92.91             0
COLUMBUS               99.86         99.86         99.86           645         7.964          0.79         80.98             0
DETROIT               100.05        100.05        100.05           639         7.993          0.76         71.99             0
LAS VEGAS                100           100           100           678          7.54          0.74         82.61             0
SACRAMENTO            100.29        100.29        100.29           678         7.166          0.68         94.58             0
INDIANAPOLIS           99.98         99.98         99.98           635         8.016          0.65         87.39             0
CINCINNATI             99.97         99.97         99.97           639         7.786           0.6         72.26             0
TEMECULA               99.54         99.54         99.55           718         7.254           0.6           100             0
CHULA VISTA            99.99         99.99         99.99           714         7.188          0.57           100             0
STOCKTON               99.99         99.99           100           663         7.517          0.57           100             0
BRONX                  99.62         99.62         99.62           705         7.404           0.5          73.2             0
CHARLOTTE              99.99         99.99         99.99           632         8.058           0.5         89.92             0
LOS ANGELES              100           100           100           691         7.525          0.49           100             0
RIVERSIDE              99.67         99.67         99.67           680         7.607          0.49         81.78             0
RALEIGH                99.82         99.82         99.82           647         8.094          0.46           100             0
MEMPHIS                99.95         99.95         99.95           626         8.154          0.46         69.52             0
BROOKLYN               99.71         99.71         99.71           680         7.724          0.45         75.63             0
Other                  99.99         99.99         99.99           661         7.833         86.29         80.95             0
Total:                 99.97         99.97         99.98           662         7.814           100         81.55             0


                                 % WITH
TOP 20 CITIES     1ST LIEN %     S.2NDS          CA%       FULL DOC %        IO%           DTI%       DTI% > 45     % WITH MI
---------------  -----------   -----------   -----------   -----------   -----------   -----------   -----------   -----------
CHICAGO                  100             0             0          53.4         19.36          43.7         34.03             0
SAN DIEGO                100             0           100         20.22         93.85         44.16          39.8             0
MIAMI                    100             0             0         41.52         52.99         44.17         64.95             0
HOUSTON                  100             0             0         53.69          5.13         41.45         38.72             0
COLUMBUS                 100             0             0         66.83         36.87         43.36         46.27             0
DETROIT                  100             0             0         77.28         34.48         42.17         40.29             0
LAS VEGAS                100             0             0         44.83         74.41         41.69         39.33             0
SACRAMENTO               100             0           100         30.42         69.35         45.18         49.14             0
INDIANAPOLIS             100             0             0         83.99         26.44         40.25         26.04             0
CINCINNATI               100             0             0         65.72         41.62         42.75         36.89             0
TEMECULA                 100             0           100         32.04           100         42.53         61.02             0
CHULA VISTA              100             0           100             0           100         48.28           100             0
STOCKTON                 100             0           100         48.09         83.79         44.41         57.13             0
BRONX                    100             0             0         27.94             0         44.17         57.83             0
CHARLOTTE                100             0             0         75.38         40.63         40.35         32.26             0
LOS ANGELES              100             0           100             0           100         44.88         53.79             0
RIVERSIDE                100             0         89.01             0         52.41         40.36         35.91             0
RALEIGH                  100             0             0         87.65         47.82         44.76         48.55             0
MEMPHIS                  100             0             0         70.59         25.97          43.5         33.83             0
BROOKLYN                 100             0             0         22.21         51.53          44.7         52.21             0
Other                    100             0         17.21         53.93         40.43         42.49         41.05             0
Total:                   100             0         19.29         52.81         41.94          42.6          41.8             0